CERTIFICATIONS PURSUANT TO SECTION 906

EX-99.906CERT

CERTIFICATION

R. Jay Gerken, Chief Executive Officer, and Frances M. Guggino, Chief Financial Officer of Legg Mason Partners Institutional Trust – Western Asset Institutional Money Market Fund (the “Registrant”), each certify to the best of his knowledge that:

1. The Registrant’s periodic report on Form N-CSR for the period ended May 31, 2007 (the “Form N-CSR”) fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Chief Executive Officer	Chief Financial Officer
Legg Mason Partners Institutional Trust—	Legg Mason Partners Institutional Trust—
Western Asset Institutional Money Market Fund	Western Asset Institutional Money Market Fund

/s/ R. Jay Gerken R. Jay Gerken	/s/ Frances M. Guggino Frances M. Guggino
Date: August 3, 2007	Date: August 3, 2007

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. § 1350 and is not being filed as part of the Form N-CSR with the Commission.

CERTIFICATIONS PURSUANT TO SECTION 906

EX-99.906CERT

CERTIFICATION

R. Jay Gerken, Chief Executive Officer, and Frances M. Guggino, Chief Financial Officer of Legg Mason Partners Institutional Trust – Western Asset Institutional Government Money Market Fund (the “Registrant”), each certify to the best of his knowledge that:

1. The Registrant’s periodic report on Form N-CSR for the period ended May 31, 2007 (the “Form N-CSR”) fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Chief Executive Officer	Chief Financial Officer
Legg Mason Partners Institutional Trust—	Legg Mason Partners Institutional Trust—
Western Asset Institutional Government	Western Asset Institutional Government Money
Money Market Fund	Market Fund

/s/ R. Jay Gerken R. Jay Gerken	/s/ Frances M. Guggino Frances M. Guggino
Date: August 3, 2007	Date: August 3, 2007

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. § 1350 and is not being filed as part of the Form N-CSR with the Commission.

CERTIFICATIONS PURSUANT TO SECTION 906

EX-99.906CERT

CERTIFICATION

R. Jay Gerken, Chief Executive Officer, and Frances M. Guggino, Chief Financial Officer of Legg Mason Partners Institutional Trust – Western Asset Institutional Municipal Money Market Fund (the “Registrant”), each certify to the best of his knowledge that:

1. The Registrant’s periodic report on Form N-CSR for the period ended May 31, 2007 (the “Form N-CSR”) fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Chief Executive Officer	Chief Financial Officer
Legg Mason Partners Institutional Trust—	Legg Mason Partners Institutional Trust—
Western Asset Institutional Municipal	Western Asset Institutional Municipal
Money Market Fund	Money Market Fund

/s/ R. Jay Gerken R. Jay Gerken	/s/ Frances M. Guggino Frances M. Guggino
Date: August 3, 2007	Date: August 3, 2007

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. § 1350 and is not being filed as part of the Form N-CSR with the Commission.